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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549
                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                November 8, 2004
                Date of Report (Date of earliest event reported)

                          COLLINS & AIKMAN CORPORATION

             (Exact name of registrant as specified in its charter)

          DELAWARE                      1-10218                13-3489233
(STATE OR OTHER JURISDICTION OF       (COMMISSION           (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)       FILE NUMBER)         IDENTIFICATION NO.)


                             250 Stephenson Highway
                              Troy, Michigan 48083
                    (Address of principal executive offices)
                                 (248) 824-2500

                 (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                            ------------------------

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On November 8, 2004, a Mexican affiliate of Collins & Aikman Corporation (the "Company") entered into an arrangement with a Mexican affiliate of General Electric Capital Corporation ("GE Capital"), pursuant to which GE Capital will
(1) acquire certain machinery and equipment for the Company's new manufacturing facility in Hermosillo, Mexico (the construction phase), and then (2) lease such machinery and equipment to the Company (the permanent lease phase). The arrangement provides for funding up to $90 million of machinery and equipment, together with engineering, development and other related costs. The construction phase is for an initial period of one year, and may be extended for up to an additional six months for construction delays. The permanent lease phase, which begins immediately following completion of the construction phase, is for a period of 96 months, with a 18-month renewal option.

The definitive agreements contain standard representations, warranties and covenants for deals of this type, together with standard default provisions that permit GE Capital to accelerate the Company's obligations in the event of a material default. In addition, if the Company materially defaults in its obligations during the construction phase, or the construction phase is not completed within the prescribed construction period (as may be extended) or within the prescribed construction budget, then GE Capital may require the Company to purchase from GE Capital the machinery and equipment previously acquired by GE Capital under the arrangement. Also, the arrangement is cross-defaulted to specified financing arrangements, including Collins & Aikman's senior secured credit facility and other equipment leases between Collins & Aikman and GE Capital.

The Company has the option to purchase the machinery and equipment at the end of the lease at fair market value. Collins & Aikman Products Co. has guaranteed the Company's obligations under this arrangement.

The description set forth above is qualified by the agreements filed as exhibits.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.  The following exhibit is filed herewith:

              Exhibit No.        Description

              99.1 Construction Agency Agreement, dated as of November 8, 2004, between Collins & Aikman Automotive Hermosillo, S.A. de C.V. and GE Capital de Mexico, S. de R.L. de C.V.

              99.2 Master Lease Agreement, dated as of November 8, 2004, between GE Capital de Mexico, S. de R.L. de C.V. and Collins & Aikman Automotive Hermosillo, S.A. de C.V.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  November 12, 2004


                                      COLLINS & AIKMAN CORPORATION



                                      By:  /s/      Bryce Koth
                                           -------------------------------------
                                           Name:    Bryce Koth
                                           Title:   Senior Vice President and
                                                    Chief Financial Officer




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                                  EXHIBIT INDEX




              Exhibit No.        Description

              99.1 Construction Agency Agreement, dated as of November 8, 2004, between Collins & Aikman Automotive Hermosillo, S.A. de C.V. and GE Capital de Mexico, S. de R.L. de C.V.

              99.2 Master Lease Agreement, dated as of November 8, 2004, between GE Capital de Mexico, S. de R.L. de C.V. and Collins & Aikman Automotive Hermosillo, S.A. de C.V.